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                                                                   EXHIBIT 10(b)


                          PIERCE LEAHY COMMAND COMPANY
                                  $135,000,000
                          8.125% SENIOR NOTES DUE 2008

              GUARANTEED ON AN UNSECURED SENIOR SUBORDINATED BASIS
                             BY
                               PIERCE LEAHY CORP.


                               PURCHASE AGREEMENT

                                         New York, New York
                                         April 2, 1998

Salomon Brothers Inc
CIBC Oppenheimer Corp.
PaineWebber Incorporated
As Representatives of the Initial Purchasers
     c/o Salomon Brothers Inc
     Seven World Trade Center
     New York, New York 10048

Ladies and Gentlemen:

          Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Company"), proposes to issue and sell to the parties named in
Schedule I hereto (the "Initial Purchasers"), for whom you are acting as representatives (the "Representatives"), $135,000,000 principal amount of its 8.125% Senior Notes Due 2008 (the "Securities") which will be guaranteed on an unsecured senior subordinated basis by Pierce Leahy Corp., a Pennsylvania corporation (the "Parent"). The Securities are to be issued under an indenture (the "Indenture") dated as of April 7, 1998 among the Company, the Parent and The Bank of New York, as trustee. If you are the only Initial Purchasers, all references herein to the Representatives shall be deemed to be to the Initial Purchasers. The Company is a Wholly Owned Subsidiary (as defined in the Indenture) of the Parent.
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          The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the
registration requirements of the Securities Act.   You have advised the
Company that the Initial Purchasers will offer and sell the Securities purchased by them hereunder in accordance with Section 4 hereof as soon as you deem advisable.

          In connection with the sale of the Securities, the Company and the Parent have prepared a preliminary offering memorandum, dated March 26, 1998 (the "Preliminary Memorandum"), and a final offering memorandum, dated April 2, 1998 (the "Final Memorandum" and together with the Preliminary Memorandum, the "Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company, the Parent and the Securities. Each of the Company and the Parent hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement subsequent to the Execution Time.



          1.  Representations and Warranties.  Each of the Company and the
              ------------------------------
Parent represents and warrants to each Initial Purchaser as set forth below in this Section 1.

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not, taking into account any amendment or supplement thereto (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Parent make no
                 --------  -------
     representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in

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     writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

          (b) Neither the Company, the Parent, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

          (c) Neither the Company, the Parent, nor any of their Affiliates nor any person acting on its or their behalf (other than the Initial Purchasers as to which no representation is made) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (e) Neither the Company, the Parent, nor any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers as to which no representation is made) has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S ("Regulation S") under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S.

          (f) Each of the Company and the Parent is not and, upon sale of the Securities to be issued and sold in accordance herewith and upon application of the net proceeds from such sale as described in the Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), without taking account of any exemption arising out of the number of holders of the Company's or the Parent's securities.

          (g) The Parent is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

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          (h) Neither the Company nor the Parent has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

          (i) The information provided by the Company and the Parent pursuant to
     Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (j) Assuming the representations of the Initial Purchasers set for in
     Section 4 hereof are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (k) The Indenture has been duly and validly authorized and, upon its execution and delivery by the Company and the Parent and assuming due execution and delivery by the Trustee, will be a valid and binding agreement of the Company and the Parent, enforceable in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and
     (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state or provincial or foreign securities laws or the public policy underlying such laws and the Indenture conforms to the description thereof in the Memorandum.

          (l) The Securities when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to you against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to

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     creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state or provincial or foreign securities laws or the public policy underlying such laws and the Securities will conform to the description thereof in the Memorandum.

          (m) The Registration Agreement (as defined in the Final Memorandum) has been duly and validly authorized and, upon its execution and delivery by the Company and the Parent and assuming due execution and delivery by the Initial Purchasers, will be a valid and binding agreement of each of the Company and the Parent, enforceable in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and
     (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state or provincial or foreign securities laws or the public policy underlying such laws.

          (n) The authorized and outstanding capital stock of the Parent as of March 20, 1998 is as set forth under the caption "Description of Capital Stock of Pierce Leahy" in the Memorandum.

          (o) The Parent is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum. The Parent is duly registered and qualified to conduct its business and in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not be reasonably likely to (1) have a material adverse effect on the condition (financial or other), business, properties, shareholders' equity or results of operations of the Parent and the Subsidiaries (as hereinafter defined), taken as a whole, or (2) materially adversely affect the consummation

                                       5
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     of any of the transactions contemplated by this Agreement (each of (1), and
     (2) above, a "Parent Material Adverse Effect").

          (p) The Company is an unlimited liability company duly organized and validly subsisting under the laws of the Province of Nova Scotia with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum. The Company is duly registered and qualified to conduct its business and in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not be reasonably likely to (1) have a material adverse effect on the condition (financial or other), business, properties, shareholders' equity or results of operations of the Company, or (2) materially adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), and (2) above, a "Company Material Adverse Effect").

          (q) All the Parent's subsidiaries (as defined in Rule 1-02(x) of Regulation S-X and as required to be identified by Item 601(b)(21) of Regulation S-K) are listed in an exhibit to the Parent's Form 10-K for the fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission on March 31, 1998 (collectively, with Archivex Limited, the "Subsidiaries"). Each Subsidiary is either (i) a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, or (ii) a partnership duly organized and validly existing under the applicable laws of the Commonwealth of Pennsylvania. Each Subsidiary has the requisite corporate or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not be reasonably likely to individually or in the aggregate have a Parent Material Adverse Effect or a Company Material Adverse Effect. All the outstanding shares of capital stock of each of the corporate Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are 99% or greater owned by the Parent directly, or indirectly through one or more of the other Subsidiaries, free and clear of any material lien, adverse claim, security interest, equity or other encumbrance, other than the pledge of such

                                       6
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     shares pursuant to the Amended and Restated Pledge and Intercreditor
     Agreement, dated as of July 7, 1997 by and among PLC Command Company I, L.P., PLC Command Company II, L.P., Canadian Imperial Bank of Commerce, New York Agency, United States Trust Company of New York and The Bank of New York, and the Credit Facility (as defined in the Final Memorandum).

          (r) There are no legal or governmental proceedings pending or, to the knowledge of the Company or the Parent, threatened, against the Parent or any of its Subsidiaries which are reasonably likely to be materially adverse to the Company, the Parent and its Subsidiaries, taken as a whole, or to which any of their respective properties is subject which are reasonably likely to be material to the Company, the Parent and its Subsidiaries, taken as a whole, that are required to be described in the Memorandum but are not described therein.

          (s) Neither the Parent nor any of its Subsidiaries is (i) in violation of its certificate or articles of incorporation, memorandum of association, articles of association, or by-laws, or other similar organizational and governance documents, (ii) in violation of any statute, law, ordinance, administrative or governmental rule or regulation applicable to the Parent or any of its Subsidiaries or of any ruling, judgment, injunction, order or decree of any court or governmental agency or body having jurisdiction over the Parent or any of its Subsidiaries (except where any such violation or violations in the aggregate would not be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect), or (iii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Parent or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound (except where any such default or defaults in the aggregate would not be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect).

          (t) Assuming the closing of the Archivex Acquisition (as defined in the Final Memorandum) with respect to clause (iii) of this paragraph (t), other than as will be obtained, waived or otherwise corrected prior to the Closing Date, neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement, the Indenture or the Registration

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     Agreement by the Company and the Parent, as the case may be, nor the consummation by the Company or the Parent, as the case may be, of the transactions contemplated hereby and thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except as may be required under any state securities or foreign laws) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company, the Parent or any of the Subsidiaries or (iii) conflicts or will conflict with or constitutes or will constitute a material breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company, the Parent or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing (except as may be required under any state securities or foreign laws) or judgment, injunction, order or decree applicable to the Company, the Parent or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Parent or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject other than security interests granted pursuant to the Credit Agreement, the 1996 Notes (as defined in the Memorandum), the 1997 Notes (as defined in the Memorandum) and the Securities.

          (u) The accountants, Arthur Andersen LLP and Friedman & Friedman, who have certified or shall certify the financial statements set forth in the Memorandum (or any amendment or supplement thereto) are independent public accountants.

          (v) The historical consolidated financial statements of the Parent, together with related notes, forming part of the Memorandum (and any amendment or supplement thereto), and, to the knowledge of the Company and the Parent, the historical financial statements of Archivex Inc., together with related notes, forming part of the Memorandum (and any amendment or supplement thereto), comply with the requirements of the Act and, present fairly the consolidated financial position, results of operations, cash flows and changes in financial position of the Parent and its consolidated subsidiaries,

                                       8
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     and Archivex Inc., as the case may be, on the basis stated in the Memorandum at the respective dates or for the respective periods to which they apply; the statements and related notes of the Parent and its consolidated subsidiaries and, to the knowledge of the Company and the Parent, the statements and related notes of Archivex Inc., have been prepared in accordance with generally accepted accounting principles
     (U.S. or Canadian, as applicable) consistently applied throughout the periods involved, except as disclosed therein; the pro forma financial information, and the related notes thereto, included in the Memorandum (and any amendment or supplement thereto) have been prepared in accordance with the applicable requirements of the Act and the assumptions used in preparing such information are reasonable; and the other historical and pro forma financial and statistical information and data set forth in the Memorandum (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Parent and its Subsidiaries, as applicable.

          (w) The execution and delivery of, and the performance by each of the Company and the Parent of their respective obligations under this Agreement have been duly and validly authorized by the Company and the Parent, as the case may be, and this Agreement has been duly executed and delivered by each of the Company and the Parent and constitutes the valid and legally binding agreement of each of the Company and the Parent, enforceable against such parties in accordance with its terms, except (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state or provincial or foreign securities laws or the public policy underlying such laws.

          (x) Except as disclosed or contemplated in the Memorandum (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Memorandum (or any amendment or supplement thereto), neither the Company, the Parent nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company, the Parent and the Subsidiaries taken as a whole,

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     and there has not been any change in the capital stock of the Company and the Parent, or material increase in the short-term debt or long-term debt, of either the Company, the Parent or any of the Subsidiaries, or any development having or which may reasonably be expected to result in a Parent Material Adverse Effect or a Company Material Adverse Effect.

          (y) Each of the Company, the Parent and the Subsidiaries has good and valid title to all property (real and personal) described in the Memorandum as being owned by it which is material to the business of the Parent and its Subsidiaries taken as a whole, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Memorandum (including without limitation the liens related to long-term debt set forth in Note 6 of the Parent's consolidated financial statement contained in the Final Memorandum) and all the property described in the Memorandum as being held under lease by each of the Company, the Parent and the Subsidiaries which is material to the business of the Company, the Parent and the Subsidiaries taken as a whole is held by such entity under valid, subsisting and enforceable leases, with only such exceptions to all the foregoing as in the aggregate do not interfere in any material respect with the conduct of the business of the Company, the Parent and the Subsidiaries, taken as a whole or the use made or proposed to be made of such property by the Company, the Parent or their Subsidiaries.

          (z) Neither the Company, the Parent nor any affiliate of such parties has distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Memorandum, the Final Memorandum or other materials, if any, permitted by the Act.

          (aa) The Company, the Parent and each of the Subsidiaries have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own their respective properties and to conduct their business in the manner described in the Memorandum except where the failure to so possess would not, individually or in the aggregate, be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect and, subject to such qualifications as may be set forth in the Memorandum, the Company, the Parent and each of the Subsidiaries have fulfilled and performed all of their respective

                                       10
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     material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Memorandum except where any such revocation, termination or impairment would not be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

          (ab) Each of the Company and the Parent maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ac) To the Company's and the Parent's knowledge, neither the Company, the Parent nor any of their Subsidiaries nor any employee or agent of the Company, the Parent or any Subsidiary has made any payment of funds of the Company, the Parent or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Memorandum.

          (ad) The Company, the Parent and, to the Company's and the Parent's knowledge, each of the Subsidiaries have filed all tax returns required to be filed or obtained extensions therefor, which returns are true and correct in all material respects, and neither the Company, the Parent nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto except where the failure to file such returns or to pay such taxes would not be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

          (ae) Except as described in the Memorandum, no holder of any security of the Company or the Parent has any right to require registration of

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     any securities of the Company or the Parent because of the consummation of the transactions contemplated by this Agreement or the filing of the Exchange Offer (as defined in the Memorandum) or Shelf Registration Statement (as defined in the Memorandum). Except as described in or contemplated by the Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or the Parent or any security convertible into or exchangeable or exercisable for the capital stock of the Company or the Parent, as the case may be, except under the Parent's stock option or other benefit plans.

          (af) The Parent and its Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses except where the lack of such ownership or possession would not, individually or in the aggregate, be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect, and neither the Company nor the Parent is aware of any claim to the contrary or any challenge by any other person to the rights of the Company, the Parent and the Subsidiaries with respect to the foregoing.

          (ag) The Company and the Parent and, to the Company's and the Parent's knowledge, each of their Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company and the Parent deem prudent and customary to cover replacement costs of real and personal property; subject to certain limitations and deductibles, such policies also cover extraordinary expenses associated with business interruption and damage or loss from fire, flood or earthquakes (in certain geographic areas), and losses at the Company's and the Parent's facilities of up to approximately $400 million; neither the Company, the Parent nor, to the knowledge of the Company or the Parent, any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company, the Parent nor, to the knowledge of the Company or the Parent, any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Parent

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     Material Adverse Effect or a Company Material Adverse Effect, except as described in or contemplated by the Memorandum.

          (ah) No Subsidiary of the Parent is currently prohibited, directly or indirectly, from paying any dividends to the Parent from making any other distribution on such Subsidiary's capital stock, from repaying to the Company or the Parent, as the case may be, any loans or advances to such Subsidiary from the Company or the Parent or from transferring any of such Subsidiary's property or assets to the Company or the Parent or any other Subsidiary of the Company or the Parent, except as described in or contemplated by the Memorandum.

          (ai) Except for the shares of capital stock or partnership interests of each of the Subsidiaries owned by the Parent and such Subsidiaries, neither the Parent nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Memorandum, except for certain interests which are not material to the Parent and its Subsidiaries taken as a whole.

          (aj) There are no labor disputes with the Company's, the Parent's or the Subsidiaries' employees that exist or, to the Company's or the Parent's knowledge, are imminent that are reasonably likely to materially adversely affect the Company, the Parent and the Subsidiaries taken as a whole, and each of the Company and the Parent is not aware of any existing or imminent labor disturbance by any of their or the Subsidiaries' principal suppliers, contractors or customers that are reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

          (ak) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to by the Company, the Parent or the Subsidiaries, or with respect to which the Company, the Parent or the Subsidiaries could incur any liability under ERISA (collectively, the "Benefit Plans"), no Reportable Event (as defined in
     Section 4043 of ERISA) has occurred during the five year period to the date on which this representation is made or deemed to be made and there exists no condition or set of circumstances in connection with which the Company, the Parent or the

     Subsidiaries could be reasonably likely to be subject to any liability under the terms of such Benefit Plan or applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended (the "Code")) that would be reasonably likely to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

          (al) Except as described in the Final Memorandum, the Company, the Parent and, to the Company's and the Parent's knowledge, the Subsidiaries are (i) (A) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and
     (C) and are in compliance with all terms and conditions of any such permit, license or approval, except, in each case, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not be reasonably likely, singly or in the aggregate, to have a Parent Material Adverse Effect or a Company Material Adverse Effect; (ii) except as disclosed in the Memorandum, there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice of potential responsibility or liability or demand letter or request for information pending, or to the knowledge of the Company or the Parent, threatened against the Company, the Parent or any of their Subsidiaries under any Environmental Laws which, if determined adversely to any of the Company or the Parent or any such Subsidiary, would, individually or in the aggregate, be reasonably likely to result in a Parent Material Adverse Effect or a Company Material Adverse Effect. Neither the Company, the Parent nor, to the Company's or the Parent's knowledge, any of the Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.

          (am) Each of the Guarantees (as defined in the Indenture) has been duly and validly authorized and, upon its execution and delivery by each Guarantor (as defined in the Indenture) will be a valid and binding agreement of such Guarantor, enforceable in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganiza-tion, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state or provincial or foreign securities laws or the public policy underlying such laws and the Guarantees conform to the description thereof in the Memorandum.

          2.  Purchase and Sale.  Subject to the terms and conditions and in
              -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 99.641% of the principal amount thereof, plus accrued interest, if any, from April 7, 1998 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto. In connection with the purchase and sale of the Securities pursuant to this Agreement, the Company agrees to pay the Initial Purchasers an aggregate fee of $2,025,000 (the "Fee").

          3.  Delivery and Payment.  Delivery of and payment for the Securities
              --------------------
shall be made at 10:00 A.M., New York City time, on April 7, 1998 , or such later date (not later than April 9, 1998 ) as the Representatives and the Company shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). The Fee shall be paid to the Initial Purchasers by the Company on the Closing Date in immediately available funds to or upon the order of the Initial Purchasers or such other manner of payment as may be agreed by the Company and the Representatives. Delivery of the Securities shall be made to the Representatives for the respective accounts of the Initial Purchasers against payment of the purchase price thereof in immediately available funds to or upon the order of the Company or such other manner of payment as may be agreed by the Company and the Representatives. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities and the Fee shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP ("Counsel for the Initial Purchasers"),
919 Third Avenue, New York, New York.   Certificates for the Securities shall be
registered in such names and in such denominations as the Representatives may request not less than two business days in advance of the Closing Date.

          The Company agrees to have the Securities available for inspection, checking by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

          4.  Offering of Securities.  Each Initial Purchaser, severally and not
              ----------------------
jointly, represents and warrants to and agrees, with the Company and the Parent that:

          (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A, or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

          (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (c) All offers and sales of securities outside the United States will comply with all applicable securities laws thereto, including without limitation, Canadian federal and provincial laws.

          5.  Agreements.  Each of the Company and the Parent agrees with each
              ----------
Initial Purchaser that:

          (a) The Company and the Parent will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge (subject to the following sentence), during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Initial Purchasers will pay the expenses of printing, distribution or other production of all documents relating to the offering.

          (b) The Company and the Parent will not amend or supplement the Final Memorandum without the prior written consent of the Representatives which consent will not be unreasonably withheld.

          (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Parent will promptly notify the Representatives of the same (who thereafter will not use such Final Memorandum until so amended or supplemented) and, subject to the requirements of paragraph (b) of this
     Section 5, will prepare and provide to the Representatives pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance, provided, however, that the Company's and the Parent's obligations under this paragraph (c) shall not be applicable to the extent resale by the Initial Purchasers may be accomplished pursuant to an effective Registration Statement (as defined in the Registration Agreement) prepared by the Company and the Parent pursuant to such effective Registration Agreement.

          (d) The Company and the Parent will cooperate with the Initial Purchasers in arranging for qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may reasonably designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the sale of the Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (e) The Company and the Parent will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them.

          (f) Neither the Company, the Parent, nor any of their Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

          (g) Neither the Company, the Parent nor any of their Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company or, if applicable, the Parent, is not subject to and in material compliance with Section 13 or l5(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders and the prospective purchasers designated by such holders, from time to time of such restricted securities.

          (i) Neither the Company, the Parent, nor any of their Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

          (j) The Company and the Parent will cooperate with the Representatives and use their best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (k) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Memorandum.

          6.  Conditions to the Obligations of the Initial Purchasers.  The
              -------------------------------------------------------
obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Parent contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") , and the Closing Date, to the accuracy of the statements of the Company and the Parent made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the

Company and the Parent of their obligations hereunder and to the following additional conditions:

          (a) The Parent shall have furnished to the Representatives the opinion of Cozen and O'Connor, counsel for the Parent and the Company (with respect to certain non-Canadian matters), dated the Closing Date, to the effect that:

               (i) The Parent is a corporation duly incorporated and validly subsisting under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of the jurisdictions listed on an exhibit thereto;

               (ii) Each of the Subsidiaries organized under the laws of the United States or any State thereof (the "U.S. Subsidiaries") is either
          (A) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, or
          (B) a limited partnership duly organized under the laws of the Commonwealth of Pennsylvania, in each case with full corporate or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum;

               (iii) The authorized capital stock of the Parent is as set forth under the caption "Description of Capital Stock of Pierce Leahy" in the Final Memorandum; and the authorized capital stock of the Parent conforms in all material respects as to legal matters to the description thereof contained in the Final Memorandum under the caption "Description of Capital Stock of Pierce Leahy";

               (iv) The Parent has the requisite corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Parent;

               (v) The Indenture has been duly and validly authorized, executed and delivered by the Parent and, assuming due execution and delivery by the Company and the Trustee, constitutes a valid and binding agreement of the Company and the Parent, enforceable in accordance with its terms, subject to customary exceptions reasonably acceptable to counsel for the Initial Purchasers;

               (vi) The Registration Agreement (as defined in the Final Memorandum) has been duly and validly authorized, executed and delivered by the Parent and, assuming due execution and delivery by the Company and the Initial Purchasers, is a valid and binding agreement of the Company and the Parent, enforceable in accordance with its terms, subject to customary exceptions reasonably acceptable to counsel for the Initial Purchasers;

               (vii) Each of the Domestic Guarantees (as defined in the Indenture) has been duly and validly authorized, executed and delivered by each such Domestic Guarantor (as defined in Indenture) and, constitutes a valid and binding agreement of such Domestic Guarantor, enforceable in accordance with its terms, subject to customary exceptions reasonably acceptable to counsel for the Initial Purchasers;

               (viii) Assuming the due authorization, execution and delivery of the Canadian Guarantee (as defined in the Indenture) by the Canadian Subsidiary (as hereinafter defined), the Canadian Guarantee constitutes a valid and binding agreement of the Canadian Subsidiary, enforceable in accordance with its terms, subject to customary exceptions reasonably acceptable to counsel for the Initial Purchasers;

               (ix) Assuming the Securities have been duly and validly authorized and executed by the Company and, assuming due authentication of the Securities by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, assuming the Securities will have been validly issued and delivered, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the statements set forth under the heading "Description of the Notes" in the Final Memorandum insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions;

               (x) Neither the Parent nor, to the knowledge of such counsel, any of the U.S. Subsidiaries (for the purposes of clause (A) of this paragraph) and the U.S. Subsidiaries and the Canadian Subsidiary
          (for purposes of clause (B) of this paragraph) is (A) in violation of its respective certificate of incorporation or bylaws, or other organizational documents, or (B) to the knowledge of such counsel, in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Final Memorandum or where any such default or defaults in the aggregate would not be reasonably likely, singularly or in the aggregate, to have a Parent Material Adverse Effect or a Company Material Adverse Effect;

               (xi) None of the offer, issuance, sale or delivery of the Securities, the execution, delivery or performance by the Company or the Parent of this Agreement, the Indenture and the Registration Agreement, compliance by the Company or the Parent with the provisions hereof and thereof, or consummation by the Company or the Parent of the transactions contemplated hereby and thereby, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Parent or any of the U.S. Subsidiaries or, to such counsel's knowledge, any material agreement, indenture, lease or other instrument to which the Parent or the Subsidiaries is a party or by which it or any of their properties is bound or, except as disclosed in the Final Memorandum, will, to such counsel's knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent or any of the U.S. Subsidiaries under any such agreement, indenture, lease or other instrument, or, to such counsel's knowledge, will any such action result in any violation of any existing law or regulation (assuming compliance with all applicable state securities or Blue Sky and foreign laws), or any ruling, judgment, injunction, order or decree of any court or governmental entity or instrumentality known to such counsel and applicable to the Parent, the U.S. Subsidiaries or any of their respective properties;

               (xii) Except as set forth in the Final Memorandum, and assuming the Securities are sold by the Initial Purchasers and as contemplated in the Final Memorandum under the section "Plan of Distribution and assuming the accuracy of the representations and warranties contained herein, no consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Parent or any U.S. Subsidiary for the valid issuance and sale of the Securities to the Initial Purchasers as contemplated by this Agreement; except (a) as may be required under state securities or "Blue Sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Notes (b) for any required filing required pursuant to Regulation D of the Securities Act or (c) as would not reasonably be likely to individually or in the aggregate have a Parent Material Adverse Effect or Company Material Adverse Effect;

               (xiii) To the knowledge of such counsel, (A) other than as described or contemplated in the Final Memorandum, there are no legal or governmental proceedings pending or threatened against the Parent or any of the U.S. Subsidiaries, or to which the Parent or any of the U.S. Subsidiaries, or any of their property, is subject, which are required to be described in the Final Memorandum (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments relating to the Parent or any of the U.S. Subsidiaries, of a character, that are required to be described in the Final Memorandum (or any amendment or supplement thereto) that are not described as required;

               (xiv) Assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Securities Act is required, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is necessary, for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement; and

               (xv) Each of the Company and the Parent is not and, upon sale of the Securities to be issued and sold in accordance with the Purchase Agreement and upon application of the net proceeds from such sale as described in the Final Memorandum under the caption

          "Use of Proceeds," will not be an "investment company" within the meaning of the 1940 Act.

          In addition, such counsel shall state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Final Memorandum, such counsel has participated in the preparation of the Final Memorandum, including general review and discussion of the contents thereof, and nothing has come to the attention of such counsel that would lead them to believe that the Final Memorandum, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Final Memorandum, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Final Memorandum, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated in the Final Memorandum or necessary in order to make the statements therein, in the case of the Final Memorandum, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no statement with respect to the financial statements, financial schedules, pro forma financial statements and the notes thereto and other financial and statistical data included in the Final Memorandum).

          In rendering such opinion, such counsel may, as to factual matters, rely, to the extent counsel deems proper, upon written certificates or statements of officers of the Company, the Parent and public officials. The foregoing opinion may be limited to the federal laws of the United States of America and the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware.

     All references to this Section 6(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (b) You shall have received on the Closing Date an opinion of Stewart, McKelvey, Stirling, Scales, Canadian counsel for the Company and the Parent, dated the Closing Date and addressed to you, as Representatives of the several Initial Purchasers, to the effect that:

               (i) The Company is an unlimited liability company duly organized and validly existing under the laws of the jurisdiction of its organization with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Final Memorandum (and any amendment or supplement thereto); and all of the issued and outstanding shares of capital stock of the Company are registered in the name of PLC Command I, L.P. as to 659 common shares and PLC Command II, L.P. as to 659 further common shares, each of which are outstanding and fully paid and nonassessable.

               (ii) Archivex Limited (the "Canadian Subsidiary") is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum;

               (iii) The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to the Initial Purchasers as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company, and this Agreement and the obligations of Company thereunder, is not contrary to and does not violate any applicable laws of the province of Nova Scotia or the federal laws of Canada;

               (iv) The Company has the requisite corporate power and authority to enter into the Indenture and the Indenture has been duly and validly authorized, executed and delivered by the Company, and the Indenture and the obligations of parties thereunder, is not contrary to and does not violate any applicable laws of the province of Nova Scotia or the federal laws of Canada;

               (v) The Company has the requisite corporate power and authority to enter into the Registration Agreement (as defined in the Final Memorandum) and the Registration Agreement has been duly and validly authorized, executed and delivered by the Company, and Registration Agreement and the obligations of the Company thereunder, is not contrary to and does not violate any applicable laws of the province of Nova Scotia or the federal laws of Canada;

               (vi) The Canadian Subsidiary has the requisite corporate power and authority to enter into the Canadian Guarantee and the Canadian Guarantee has been duly and validly authorized, executed and delivered by the Canadian Subsidiary, and the Canadian Guarantee and the obligations of the Canadian Subsidiary thereunder, is not contrary to and does not violate any applicable laws of the province of Nova Scotia or the federal laws of Canada;

               (vii) The Company has the requisite corporate power and authority to issue the Securities and the Securities have been duly and validly authorized and executed by the Company and, assuming due authentication of the Securities by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and the Notes and the obligations of the Company thereunder, is not contrary to and does not violate any applicable laws of the province of Nova Scotia or the federal laws of Canada;

               (viii) Neither the Company nor, to the knowledge of such counsel, the Canadian Subsidiary is in violation of its respective certificate of incorporation or bylaws, or other organizational documents,

               (ix) None of the offer, issuance, sale or delivery of the Securities, the execution, delivery or performance by the Company of this Agreement, the Indenture and the Registration Rights Agreement, compliance by the Company with the provisions hereof and thereof, or consummation by the Company of the transactions contemplated hereby and thereby, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation, memorandum of association, articles of association or bylaws, or other organizational documents, of the Company or the Canadian Subsidiary, or, to such counsel's knowledge, will any such action result in any violation of any existing law or regulation (assuming compliance with all applicable provincial securities laws), or any ruling, judgment, injunction, order or decree of any court or governmental entity or instrumentality known to such counsel and applicable to the Company, the Canadian Subsidiary or any of their respective properties;

               (x) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official, in each case in the province of Nova Scotia, is required on the part of the Company or the Canadian Subsidiary for the valid issuance and sale of the Securities to the Initial Purchasers as contemplated by this Agreement.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of Nova Scotia or the federal laws of Canada applicable therein, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Parent, the Company and public officials.

          All reference to this Section 6(b) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

          (c) The Representatives shall have received from counsel for the Initial Purchasers such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company and the Parent shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (d) Each of the Company and the Parent shall have furnished to the Representatives a certificate of the Company and the Parent, as the case may be, signed on behalf of the Company or the Parent, as applicable, by the Chairman of the Board or the President and the principal financial or accounting officer of each of the Company and the Parent (or such other officers as are reasonably acceptable to you), dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               (i) the representations and warranties of the Company and the Parent in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Parent have complied in all material respects with all the agreements and satisfied all the conditions on their respective parts to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) since the date of the most recent financial statements included in the Final Memorandum, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Parent and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (e) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA") and stating in effect, among other things, that:

               (i) in their opinion the audited consolidated financial statements of the Parent included or incorporated in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

               (ii) on the basis of a reading of the minutes of the meetings of the shareholders, directors and executive, finance and audit committees of the Parent and its Subsidiaries; and inquiries of certain officials of the Parent who have responsibility for financial and accounting matters of the Parent and the Company and their subsidiaries as to transactions and events subsequent to December 31, 1997, nothing came to their attention which caused them to believe that with respect to the period subsequent to December 31, 1997, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Parent and its subsidiaries or capital stock of the Parent or any decrease in net current assets of the Parent in each case as compared with the amounts shown on the December 31, 1997 consolidated balance sheet included or incorporated in the Final Memorandum, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Parent and its subsidiaries, total operating revenues, income from operations or net income, except in all instances for changes or decreases set forth in such letters, in which case the letter shall be accompanied by an explanation by the Parent and the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Parent and it subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Selected Historical and Pro Forma Consolidated Statement of Operations, Other Data and Balance Sheet of Pierce Leahy Corp.", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Executive Compensation of Pierce Leahy", "Stock Option Grants of Pierce Leahy", and "Stock Option Exercises and Holdings of Pierce Leahy" in the Final Memorandum; and

               (iv) They have read the unaudited pro forma financial statements (the "pro forma financial statements") included or incorporated in the Financial Memorandum; carried out certain specified procedures; inquired of certain officials of the Parent and the Company who have responsibility for financial and accounting matters regarding the basis for determination of the pro forma adjustment and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements.

          All references in this Section 6(e) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

          (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Parent, the Company and their subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum.

          (g) Each of the Company and the Parent shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Parent debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (i) Prior to the Closing Date, the Company and the Parent shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (j) Prior to the Closing Date, the Company, the Parent and the Initial Purchasers shall have entered into the Registration Agreement

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the

Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company or the Parent in writing or by telephone or telegraph confirmed in writing.

          The documents required to be delivered by this Section 6 will be delivered at the office of Counsel for the Initial Purchasers, at 919 Third Avenue, New York, New York, on the Closing Date.

          7.  Conditions to the Obligations of the Parent and the Company.  The
              -----------------------------------------------------------
obligations of the Parent and the Company to sell the Securities hereby shall be subject to the consummation by the Company of the Archivex Acquisition (as defined in the Final Memorandum).

          8.  Reimbursement of Expenses.  If the sale of the Securities provided
              -------------------------
for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 (except for Section 6(c)) hereof is not satisfied, because any condition to the obligations of the Company and the Parent set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Parent to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers in payment for the Securities on the Closing Date, the Company and the Parent will reimburse the Initial Purchasers severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          9.  Indemnification and Contribution.  (a)  The Company and the Parent
              --------------------------------
agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum, or in any amendment thereof or supplement thereto, or any informa-
tion provided by the Company or the Parent to any holder or prospective purchaser of Securities pursuant to Section 5(h), or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
Company and the Parent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Parent by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein; provided, further, that the foregoing indemnity with respect to the
         --------  -------
Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure to provide such Final Memorandum is the result of noncompliance by the Company and the Parent with Sections 5(a) or (c) hereof. This indemnity agreement will be in addition to any liability which the Company and the Parent may otherwise have.

     (b) Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and the Parent, their directors, their officers, and each person who controls the Company or the Parent within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Parent to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company and the Parent by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company and the Parent acknowledge that the statements set forth in the last paragraph on the bottom of the inside front cover and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or otherwise materially prejudices the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably
                  --------  -------
satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (and one local counsel in any jurisdiction) in connection with a proceeding or related proceedings if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent which consent will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided herein. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgement with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than failure to provide the requisite notice required herein), the Company and the Parent on the one hand and the Initial Purchasers on the other hand agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigation or defending the same) (collectively "Losses") to which the Company and the Parent on the one hand and one or more of the Initial Purchasers on the other hand may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and by the Initial Purchasers on the other hand from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Parent on the one hand and the Initial Purchasers on the other hand shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Parent shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Company and the Parent in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference, among other things, to whether any alleged untrue statement or omission relates to information provided by the Company and the Parent on the one hand or the Initial Purchasers on the other hand. The Company, the Parent and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or the Parent within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company or the Parent shall have the same rights to contribution as the Company and the Parent, subject in each case to the applicable terms and conditions of this paragraph (d).

          10.  Default by an Initial Purchaser.  If any one or more Initial
               -------------------------------
Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided,
                                                               --------
however, that in the event that the aggregate principal amount of Securities
-------
which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Company or the Parent. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives and the Company shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company, the Parent or any non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

          11.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in any of the Parent's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a general commercial banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity, crisis or change the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

          12.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company, the Parent or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers, the Company, the Parent or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

          13.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company and the Parent, will be mailed, delivered or telecopied and confirmed to it at 631 Park Avenue, King of Prussia, PA 19406, attention: President.

          14.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser of the Securities from an Initial Purchaser in its status as such a purchaser.

          15.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York.

          16.  Business Day.  For purposes of this Agreement, "business day"
               ------------
means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

          17.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Parent and the Initial Purchasers.

                         Very truly yours,

                         PIERCE LEAHY COMMAND COMPANY

                         By /s/ Joseph P. Linaugh
                            -----------------------------
                              Name: Joseph P. Linaugh
                              Title: VP


                         PIERCE LEAHY CORP.

                         By /s/ Joseph P. Linaugh
                            -----------------------------
                              Name: Joseph P. Linaugh
                              Title: VP


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC
CIBC OPPENHEIMER CORP.
PAINEWEBBER INCORPORATED

By:  Salomon Brothers Inc

     By_______________________
          Name:
          Title:

For themselves and the other
Initial Purchasers named in
Schedule I to the foregoing Agreement

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Parent and the Initial Purchasers.

                         Very truly yours,

                         PIERCE LEAHY COMMAND COMPANY

                         By
                            -----------------------------
                              Name:
                              Title:


                         PIERCE LEAHY CORP.

                         By
                            -----------------------------
                              Name:
                              Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC
CIBC OPPENHEIMER CORP.
PAINEWEBBER INCORPORATED

By:  Salomon Brothers Inc

     By /s/ Lee J. Tawil
        --------------------------
          Name: Lee J. Tawil
          Title: Director

For themselves and the other
Initial Purchasers named in
Schedule I to the foregoing Agreement

                                   SCHEDULE I


                                  Principal Amount
                                    of Securities
    Initial Purchasers            to be Purchased
--------------------------        ----------------

Salomon Brothers Inc .............  $ 91,800,000
CIBC Oppenheimer Corp. ...........  $ 29,700,000
PaineWebber Incorporated..........  $ 13,500,000




                                    ------------
          Total...................  $135,000,000

                                                                       EXHIBIT A

                      Selling Restrictions for Offers and
                      -----------------------------------
                        Sales outside the United States
                        -------------------------------

          (1)(a) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or
     (ii) otherwise until 40 days after the later of the commencement of the offering and April 7, 1998, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company and the Parent.

          (c) Terms used in this Section have the meanings given to them by Regulation S.

          (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or as agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985 of Great Britain), (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom the document may otherwise lawfully be issued or passed on.


                                      A-2